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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2000


                                TC PipeLines, LP
             (Exact name of registrant as specified in its charter)


         Delaware                    000-26091                   52-2135448
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)            Identification No.)


            110 Turnpike Road, Suite 203                           01581
             Westborough, Massachusetts                          (Zip Code)
    (Address of principal executive offices)


                                 (508) 871-7046
              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such report(s), and (2) has been subject to such filing requirements for the past 90 days.

Yes /X/  No / /

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                              ITEM 5. OTHER EVENTS

5.1

On December 13, 2000, TC PipeLines, LP announced that Garry P. Mihaichuk, President, Chief Executive Officer and a director of its general partner resigned to pursue other interests.

The Board of Directors of the general partner appointed Ronald J. Turner to succeed Mr. Mihaichuk as President and Chief Executive Officer of the general partner. Mr. Turner was elected to the general partner's board of directors in April 1999. Mr. Turner, currently Executive Vice-President, International of TransCanada PipeLines Limited, the parent company of the general partner, has also been appointed Executive Vice-President, Engineering and Operations for TransCanada.

Dennis McConaghy, Senior Vice-President, Business Development of North American Pipeline Ventures at TransCanada has been appointed to fill the vacant board position created by the resignation of Mr. Mihaichuk as a director of the general partner of TC PipeLines, LP.

5.2

On December 14, 2000, Northern Border Pipeline Company ("Northern Border Pipeline"), a partnership in which TC PipeLines, LP indirectly holds a 30% general partner interest, announced that it received Federal Energy Regulatory Commission ("FERC") approval of its rate case settlement which was filed with the FERC in September 2000. The settlement includes the conversion of Northern Border Pipeline's form of tariff from cost of service to stated rates based on a straight fixed variable rate design. For a discussion of the expected effect of the approval of the rate case settlement on TC PipeLines, LP, see the Current Report on Form 8-K filed on October 3, 2000.

Certain statements in this Form 8-K are forward looking and relate to, among other things anticipated financial performance, business prospects and strategies. By their nature, such statements are subject to various risks and uncertainties which could cause TC PipeLines, LP's actual results to differ materially from the anticipated results. Such risks and uncertainties include, but are not limited to: regulatory decisions, particularly those of the Federal Energy Regulatory Commission; future demand for natural gas; and prevailing economic conditions. For further information on additional risks and uncertainties, you are advised to consult TC PipeLines, LP's Report on Form 10-K under the heading "Forward Looking Information".


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TC PipeLines, LP
                                    By TC PipeLines GP, Inc.,
                                    its general partner
                                    (Registrant)


December 20, 2000                   By:  /s/ Theresa Jang
                                         --------------------------------------
                                         Theresa Jang
                                         Controller